UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Mühlenstrasse 26, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Paula Sneed has reached the Board’s retirement age of 72 and therefore, in accordance with the Board’s retirement policy, was not nominated for re-election as a director of TE Connectivity Ltd. (the “Company”) at the Annual General Meeting of Shareholders of the Company held on March 11, 2020 (“AGM”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 295,653,585 registered shares (88.59% of 333,702,929 registered shares outstanding and entitled to vote as of February 20, 2020, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of thirteen (13) directors:

1.1  Pierre R. Brondeau

A total of 233,339,439 shares (83.38%) were voted for and 46,501,320 shares (16.62%) were counted as voted against this director.  Additionally, there were 116,534 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 278,132,619 shares (99.39%) were voted for and 1,714,166 shares (0.61%) were counted as voted against this director.  Additionally, there were 110,508 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 275,902,174 shares (98.99%) were voted for and 2,812,509 shares (1.01%) were counted as voted against this director.  Additionally, there were 1,242,610 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  Lynn A. Dugle

A total of 278,475,361 shares (99.91%) were voted for and 238,527 shares (0.09%) were counted as voted against this director.  Additionally, there were 1,243,405 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  William A. Jeffrey

A total of 277,433,776 shares (99.14%) were voted for and 2,409,185 shares (0.86%) were counted as voted against this director.  Additionally, there were 114,332 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  David M. Kerko

A total of 277,288,425 shares (99.49%) were voted for and 1,419,213 shares (0.51%) were counted as voted against this director.  Additionally, there were 1,249,655 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Thomas J. Lynch

A total of 257,236,235 shares (91.92%) were voted for and 22,609,047 shares (8.08%) were counted as voted against this director.  Additionally, there were 112,011 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8   Yong Nam

A total of 277,968,534 shares (99.33%) were voted for and 1,871,477 shares (0.67%) were counted as voted against this director.  Additionally, there were 117,282 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Daniel J. Phelan

A total of 271,377,233 shares (97.37%) were voted for and 7,337,633 shares (2.63%) were counted as voted against this director.  Additionally, there were 1,242,427 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Abhijit Y. Talwalkar

A total of 264,750,203 shares (94.99%) were voted for and 13,960,033 shares (5.01%) were counted as voted against this director.  Additionally, there were 1,247,057 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Mark C. Trudeau

A total of 275,119,775 shares (98.71%) were voted for and 3,596,348 shares (1.29%) were counted as voted against this director.  Additionally, there were 1,241,170 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Dawn C. Willoughby

A total of 278,468,619 shares (99.91%) were voted for and 245,799 shares (0.09%) were counted as voted against this director.  Additionally, there were 1,242,875 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.13  Laura H. Wright

A total of 277,408,244 shares (99.53%) were voted for and 1,309,129 shares (0.47%) were counted as voted against this director.  Additionally, there were 1,239,920 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 256,333,553 shares (91.60%) were voted for and 23,497,270 shares (8.40%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 126,470 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 270,334,684 shares (97.00%) were voted for and 8,355,288 shares (3.0%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 1,267,321 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Abhijit Y. Talwalkar

A total of 266,383,074 shares (95.59%) were voted for and 12,300,134 shares (4.41%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 1,274,085 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  Mark C. Trudeau

A total of 275,146,028 shares (98.73%) were voted for and 3,542,033 shares (1.27%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 1,269,232 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.4  Dawn C. Willoughby

A total of 278,428,657 shares (99.91%) were voted for and 260,388 shares (0.09%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 1,268,248 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Election of Dr. Rene Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, as the independent proxy at the Company’s 2021 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2021 annual general meeting:

A total of 294,056,639 shares (99.92%) were voted for and 237,158 shares (0.08%) were counted as voted against this proposal.  Additionally, there were 1,359,788 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.   Approval of the 2019 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2019, the consolidated financial statements for the fiscal year ended September 27, 2019 and the Swiss Compensation Report for the fiscal year ended September 27, 2019):

A total of 293,759,341 shares (99.84%) were voted for and 479,822 shares (0.16%) were counted as voted against this proposal.  Additionally, there were 1,414,422 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.   Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2019:

A total of 293,749,825 shares (99.84%) were voted for and 483,611 shares (0.16%) were counted as voted against this proposal.  Additionally, there were 1,420,149 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.   Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2019:

A total of 293,785,575 shares (99.85%) were voted for and 451,771 shares (0.15%) were counted as voted against this proposal.  Additionally, there were 1,416,239 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.   Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 27, 2019:

A total of 276,146,071 shares (99.39%) were voted for and 1,682,710 shares (0.61%) were counted as voted against this proposal.  Additionally, there were 2,128,512 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.   Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2020:

A total of 290,974,768 shares (98.83%) were voted for and 3,438,311 shares (1.17%) were counted as voted against this proposal.  Additionally, there were 1,240,506 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.   Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 292,409,099 shares (99.33%) were voted for and 1,981,537 shares (0.67%) were counted as voted against this proposal.  Additionally, there were 1,262,949 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.   Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 293,831,480 shares (99.81%) were voted for and 561,404 shares (0.19%) were counted as voted against this proposal.  Additionally, there were 1,260,701 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.   Advisory vote to approve named executive officer compensation:

A total of 259,340,669 shares (93.14%) were voted for and 19,103,444 shares (6.86%) were counted as voted against this proposal.  Additionally, there were 1,513,180 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.   Binding vote to approve fiscal year 2021 maximum aggregate compensation amount for executive management:

A total of 275,323,945 shares (99.07%) were voted for and 2,574,784 shares (0.93%) were counted as voted against this proposal.  Additionally, there were 2,058,564 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 10.   Binding vote to approve fiscal year 2021 maximum aggregate compensation amount for the Board of Directors:

A total of 277,445,956 shares (99.84%) were voted for and 439,734 shares (0.16%) were counted as voted against this proposal.  Additionally, there were 2,071,603 abstentions and 15,696,292 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.   Approval of the carryforward of unappropriated accumulated earnings at September 27, 2019:

A total of 294,135,417 shares (99.93%) were voted for and 201,917 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 1,316,251 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.   Approval of a dividend payment to shareholders equal to $1.92 per issued share to be paid in four equal quarterly installments of $0.48 starting with the third fiscal quarter of 2020 and ending in the second fiscal quarter of 2021 pursuant to the terms of the dividend resolution:

A total of 294,053,844 shares (99.88%) were voted for and 365,043 shares (0.12%) were counted as voted against this proposal.  Additionally, there were 1,234,698 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.   Approval of a renewal of authorized capital and related amendment to the articles of association:

A total of 226,298,051 shares (76.88%) were voted for and 68,042,952 shares (23.12%) were counted as voted against this proposal.  Additionally, there were 1,312,582 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.   Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 294,158,002 shares (99.93%) were voted for and 198,822 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 1,296,761 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 15.   Approval of any adjournments or postponements of the AGM:

A total of 203,729,997 shares (69.23%) were voted for and 90,550,827 shares (30.77%) were counted as voted against this proposal.  Additionally, there were 1,372,761 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2020	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary